Quarterly Holdings Report
for

Fidelity® Series International Credit Fund

September 30, 2020

SUN-QTLY-1120
1.9882623.103

Schedule of Investments September 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 57.8%
		Principal Amount(a)	Value
Argentina - 0.8%
YPF SA 8.5% 3/23/21 (Reg. S)		$950,000	$887,241
Bailiwick of Jersey - 0.8%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	650,000	932,187
Denmark - 6.5%
Danske Bank A/S:
0.875% 5/22/23 (Reg. S)	EUR	450,000	534,200
2.25% 1/14/28 (Reg. S) (b)	GBP	705,000	922,966
5% 1/12/22 (c)		1,000,000	1,050,497
5.375% 1/12/24 (Reg. S)		1,250,000	1,405,803
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	2,762,000	3,295,425
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	405,000	486,518

TOTAL DENMARK			7,695,409

Estonia - 0.3%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	260,000	306,798
Finland - 0.4%
SATO Oyj 1.375% 2/24/28 (Reg. S)	EUR	450,000	526,871
France - 6.7%
BNP Paribas SA:
2.219% 6/9/26 (b)(c)		200,000	206,254
6.625% (Reg. S) (b)(d)		550,000	580,938
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	400,000	466,636
Eiffage SA 1.625% 1/14/27 (Reg. S)	EUR	300,000	363,835
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	1,700,000	1,988,999
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	900,000	965,605
2.125% 10/16/26 (Reg. S)	EUR	1,800,000	1,887,508
2.75% 4/13/23 (Reg. S)	EUR	700,000	801,981
RCI Banque SA 1.125% 1/15/27 (Reg. S)	EUR	590,000	662,634

TOTAL FRANCE			7,924,390

Germany - 3.6%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	450,000	453,738
Bayer AG 2.375% 4/2/75 (Reg. S) (b)	EUR	2,500,000	2,939,039
Deutsche Bank AG:
1.375% 6/10/26 (Reg. S) (b)	EUR	180,000	219,924
1.625% 1/20/27 (Reg. S)	EUR	200,000	234,422
KION Group AG 1.625% 9/24/25 (Reg. S)	EUR	300,000	352,016

TOTAL GERMANY			4,199,139

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (b)	EUR	250,000	239,503
Ireland - 3.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	161,904
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	500,000	566,312
2.875% 5/30/31 (Reg. S) (b)	EUR	750,000	877,387
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (b)	EUR	800,000	924,950
3.125% 9/19/27 (Reg. S) (b)	GBP	650,000	838,850
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		702,000	740,610
Ryanair Ltd. 2.875% 9/15/25 (Reg. S)	EUR	150,000	174,839

TOTAL IRELAND			4,284,852

Italy - 2.2%
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	1,050,000	1,160,286
6.572% 1/14/22 (c)		1,350,000	1,432,575

TOTAL ITALY			2,592,861

Luxembourg - 2.7%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	977,240
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	360,000	427,704
1.75% 3/12/29 (Reg. S)	EUR	600,000	701,500
2% 2/15/24 (Reg. S)	EUR	400,000	485,225
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	380,000	455,961
Millicom International Cellular SA 6.625% 10/15/26 (c)		185,000	198,297

TOTAL LUXEMBOURG			3,245,927

Mexico - 3.5%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	550,000	645,855
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	516,731
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	300,000	336,127
3.625% 11/24/25 (Reg. S)	EUR	390,000	408,529
3.75% 2/21/24 (Reg. S)	EUR	2,050,000	2,269,075

TOTAL MEXICO			4,176,317

Netherlands - 3.5%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (b)		1,000,000	1,052,792
CTP BV 2.125% 10/1/25 (Reg. S)	EUR	500,000	587,648
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (b)		250,000	277,747
JT International Financial Services BV 2.375% 4/7/81 (Reg. S) (b)	EUR	350,000	410,358
Petrobras Global Finance BV 5.093% 1/15/30		439,000	461,323
Philips Lighting NV 2.375% 5/11/27 (Reg. S)	EUR	250,000	315,389
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	490,000	520,934
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	450,000	486,671

TOTAL NETHERLANDS			4,112,862

Sweden - 1.7%
Heimstaden Bostad AB 1.125% 1/21/26	EUR	650,000	760,270
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	1,060,000	1,275,816

TOTAL SWEDEN			2,036,086

Switzerland - 5.4%
Credit Suisse Group AG:
4.194% 4/1/31 (b)(c)		250,000	288,434
6.5% 8/8/23 (Reg. S)		2,500,000	2,831,250
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	2,765,000	3,278,295

TOTAL SWITZERLAND			6,397,979

United Kingdom - 10.8%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	500,000	581,606
2.625% 11/11/25 (Reg. S) (b)	EUR	900,000	1,055,948
3.932% 5/7/25 (b)		200,000	215,352
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	295,000	378,864
HSBC Holdings PLC:
1.645% 4/18/26 (b)		200,000	199,436
6.375% (b)(d)		550,000	575,677
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,603,361
John Lewis PLC 6.125% 1/21/25	GBP	1,194,000	1,638,973
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	750,000	959,014
Nationwide Building Society 3.622% 4/26/23 (b)(c)		355,000	368,828
Pension Insurance Corp. PLC 4.625% 5/7/31 (Reg. S)	GBP	110,000	154,579
Rolls-Royce PLC 3.375% 6/18/26	GBP	1,390,000	1,636,648
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (b)		86,000	90,326
3.622% 8/14/30 (Reg. S) (b)	GBP	250,000	336,774
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	350,000	478,807
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	150,000	197,417
4.5% 9/7/23 (Reg. S)	GBP	350,000	454,126
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		350,000	177,188
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (b)	EUR	350,000	407,793
6.25% 10/3/78 (Reg. S) (b)		200,000	215,750

TOTAL UNITED KINGDOM			12,726,467

United States of America - 5.1%
BAT Capital Corp. 4.7% 4/2/27		109,000	124,985
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		600,000	685,900
Citigroup, Inc. 4.3% 11/20/26		192,000	219,766
Ford Motor Credit Co. LLC:
3.087% 1/9/23		570,000	558,537
4.535% 3/6/25	GBP	200,000	256,154
5.584% 3/18/24		315,000	327,675
Goldman Sachs Group, Inc. 4.25% 10/21/25		1,013,000	1,150,859
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	900,000	1,104,551
Morgan Stanley:
3.95% 4/23/27		362,000	408,956
4.35% 9/8/26		600,000	693,510
Time Warner Cable, Inc. 4.5% 9/15/42		475,000	515,053

TOTAL UNITED STATES OF AMERICA			6,045,946

TOTAL NONCONVERTIBLE BONDS
(Cost $67,595,431)			68,330,835

U.S. Government and Government Agency Obligations - 0.1%
U.S. Treasury Obligations - 0.1%
U.S. Treasury Bonds:
2.5% 2/15/45		$64,000	$78,768
5% 5/15/37		50,000	81,006
			159,774
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $125,611)			159,774

Foreign Government and Government Agency Obligations - 2.8%
Indonesia - 1.3%
Indonesian Republic 2.625% 6/14/23	EUR	$1,220,000	$1,509,060
United Kingdom - 1.5%
United Kingdom, Great Britain and Northern Ireland:
1.25% 10/22/41 (Reg. S)	GBP	70,000	99,330
1.75% 9/7/37 (Reg. S) (e)	GBP	758,000	1,154,139
1.75% 1/22/49(Reg. S) (e)	GBP	245,000	395,501
3.25% 1/22/44	GBP	80,000	158,284
4.25% 12/7/46	GBP	20,000	47,167

TOTAL UNITED KINGDOM			1,854,421

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,126,433)			3,363,481

Preferred Securities - 29.5%
Australia - 1.5%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (b)(d)		1,100,000	1,122,081
5.875% (b)(c)(d)		650,000	689,813

TOTAL AUSTRALIA			1,811,894

Canada - 1.0%
Bank of Nova Scotia:
4.65% (b)(d)		800,000	775,504
4.9% (b)(d)		350,000	362,250

TOTAL CANADA			1,137,754

France - 1.3%
Danone SA 1.75% (Reg. S) (b)(d)	EUR	600,000	703,839
EDF SA 5.25% (Reg. S) (b)(d)		800,000	824,000

TOTAL FRANCE			1,527,839

Germany - 1.4%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	1,400,000	1,614,757
Ireland - 0.5%
AIB Group PLC:
5.25% (Reg. S) (b)(d)	EUR	350,000	389,794
6.25% (Reg. S) (b)(d)	EUR	200,000	233,904

TOTAL IRELAND			623,698

Luxembourg - 4.1%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	1,300,000	1,516,564
CPI Property Group SA 4.375% (Reg. S) (b)(d)	EUR	800,000	923,686
Eurofins Scientific SA 2.875% (Reg. S) (b)(d)	EUR	1,080,000	1,271,055
Grand City Properties SA 3.75% (b)(d)	EUR	900,000	1,086,709

TOTAL LUXEMBOURG			4,798,014

Netherlands - 7.6%
AerCap Holdings NV 5.875% 10/10/79 (b)		1,050,000	805,151
Deutsche Annington Finance BV 4% (Reg. S) (b)(d)	EUR	300,000	364,442
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (d)(f)	EUR	660,000	920,842
Telefonica Europe BV:
2.502% (Reg. S) (b)(d)	EUR	600,000	665,466
2.625% (Reg. S) (b)(d)	EUR	900,000	1,045,181
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(d)	EUR	1,395,000	1,631,479
2.7%(Reg. S) (b)(d)	EUR	2,100,000	2,453,355
3.75% (b)(d)	EUR	950,000	1,122,181

TOTAL NETHERLANDS			9,008,097

Spain - 0.6%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(d)	EUR	600,000	692,039
Sweden - 2.6%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(d)	EUR	1,500,000	1,758,675
Samhallsbyggnadsbolaget I Norden AB:
2.624% (Reg. S) (b)(d)	EUR	650,000	723,797
4.625% (Reg. S) (b)(d)	EUR	500,000	603,795

TOTAL SWEDEN			3,086,267

Switzerland - 1.9%
Credit Suisse Group AG 7.5% (Reg. S) (b)(d)		1,650,000	1,798,500
UBS AG 5.125% 5/15/24 (Reg. S)		200,000	220,000
UBS Group AG 7% (Reg. S) (b)(d)		200,000	222,250

TOTAL SWITZERLAND			2,240,750

United Kingdom - 7.0%
Aviva PLC 6.125% (b)(d)	GBP	1,900,000	2,635,491
Barclays Bank PLC 7.625% 11/21/22		1,780,000	1,957,776
Barclays PLC 7.125% (b)(d)	GBP	200,000	268,522
BP Capital Markets PLC 3.25% (Reg. S) (b)(d)	EUR	600,000	722,369
HSBC Holdings PLC:
5.25% (b)(d)	EUR	505,000	598,748
6% (Reg. S) (b)(d)	EUR	200,000	246,832
Lloyds Banking Group PLC 5.125% (b)(d)	GBP	840,000	1,041,980
Scottish & Southern Energy PLC 3.74% (Reg. S) (b)(d)	GBP	620,000	818,905

TOTAL UNITED KINGDOM			8,290,623

TOTAL PREFERRED SECURITIES
(Cost $34,355,462)			34,831,732
		Shares	Value

Money Market Funds - 7.6%
Fidelity Cash Central Fund 0.10% (g)
(Cost $8,929,194)		8,927,409	8,929,194

Purchased Swaptions - 0.2%
	Expiration Date	Notional Amount	Value
Put Options - 0.2%
Option with an exercise rate of 3.50% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 34 Index expiring December 2025, paying 5% quarterly.	11/18/20	EUR 3,000,000	$67,180
Option with an exercise rate of 3.75% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 33 Index expiring June 2025, paying 5% quarterly.	10/21/20	EUR 7,350,000	118,344

TOTAL PUT OPTIONS			185,524

TOTAL PURCHASED SWAPTIONS
(Cost $175,121)			185,524
TOTAL INVESTMENT IN SECURITIES - 98.0%
(Cost $114,307,252)			115,800,540
NET OTHER ASSETS (LIABILITIES) - 2.0%			2,367,648
NET ASSETS - 100%			$118,168,188

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	7	Dec. 2020	$749,018	$7,007	$7,007
Eurex Euro-Bund Contracts (Germany)	46	Dec. 2020	9,412,335	53,568	53,568
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	10	Dec. 2020	2,610,812	43,468	43,468
TME 10 Year Canadian Note Contracts (Canada)	37	Dec. 2020	4,218,370	11,915	11,915
TOTAL BOND INDEX CONTRACTS					115,958
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2	Dec. 2020	279,063	168	168
CBOT 2-Year U.S. Treasury Note Contracts (United States)	11	Dec. 2020	2,430,570	580	580
CBOT 5-Year U.S. Treasury Note Contracts (United States)	99	Dec. 2020	12,477,094	3,869	3,869
CBOT Long Term U.S. Treasury Bond Contracts (United States)	13	Dec. 2020	2,291,656	(21,559)	(21,559)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	38	Dec. 2020	6,077,031	(9,254)	(9,254)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	25	Dec. 2020	5,545,313	(82,274)	(82,274)
TOTAL TREASURY CONTRACTS					(108,470)

TOTAL PURCHASED					7,488

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	15	Dec. 2020	2,377,201	(1,245)	(1,245)
ICE Long Gilt Contracts (United Kingdom)	5	Dec. 2020	878,148	(507)	(507)

TOTAL SOLD					(1,752)

TOTAL FUTURES CONTRACTS					$5,736

The notional amount of futures purchased as a percentage of Net Assets is 39.0%

The notional amount of futures sold as a percentage of Net Assets is 2.8%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	207,816	EUR	177,000	Goldman Sachs Bank USA	10/1/20	$292
EUR	24,000	USD	28,159	Goldman Sachs Bank USA	10/2/20	(20)
USD	289,471	GBP	224,000	BNP Paribas	10/2/20	432
CAD	89,000	USD	67,592	Goldman Sachs Bank USA	10/22/20	(748)
EUR	155,000	USD	183,597	BNP Paribas	10/22/20	(1,790)
EUR	508,000	USD	607,515	Citibank NA	10/22/20	(11,658)
EUR	99,000	USD	115,711	Goldman Sachs Bank USA	10/22/20	411
EUR	95,000	USD	110,534	Goldman Sachs Bank USA	10/22/20	896
EUR	142,000	USD	166,797	Goldman Sachs Bank USA	10/22/20	(238)
EUR	82,000	USD	96,737	JPMorgan Chase Bank	10/22/20	(555)
EUR	144,000	USD	170,765	JPMorgan Chase Bank	10/22/20	(1,861)
EUR	780,000	USD	925,719	JPMorgan Chase Bank	10/22/20	(10,820)
EUR	100,000	USD	118,902	Royal Bank Of Canada	10/22/20	(1,608)
GBP	83,000	USD	110,935	BNP Paribas	10/22/20	(3,825)
GBP	169,000	USD	218,416	BNP Paribas	10/22/20	(324)
GBP	196,000	USD	258,540	JPMorgan Chase Bank	10/22/20	(5,604)
GBP	184,000	USD	233,992	Royal Bank Of Canada	10/22/20	3,458
GBP	118,000	USD	153,175	State Street Bank And Tr Co	10/22/20	(898)
USD	63,900	CAD	84,000	Goldman Sachs Bank USA	10/22/20	812
USD	21,375	CAD	28,000	Goldman Sachs Bank USA	10/22/20	346
USD	106,292	EUR	90,000	BNP Paribas	10/22/20	727
USD	74,545	EUR	63,000	BNP Paribas	10/22/20	649
USD	792,902	EUR	680,000	Citibank NA	10/22/20	(4,702)
USD	282,876	EUR	241,000	Goldman Sachs Bank USA	10/22/20	196
USD	25,549,355	EUR	21,616,000	JPMorgan Chase Bank	10/22/20	194,940
USD	137,198	EUR	116,000	JPMorgan Chase Bank	10/22/20	1,136
USD	312,914	EUR	264,000	JPMorgan Chase Bank	10/22/20	3,256
USD	771,957	EUR	659,000	JPMorgan Chase Bank	10/22/20	(1,015)
USD	117,880	EUR	101,000	JPMorgan Chase Bank	10/22/20	(588)
USD	305,129	EUR	258,000	State Street Bank And Tr Co	10/22/20	2,508
USD	17,237,888	GBP	13,187,000	Citibank NA	10/22/20	220,241
USD	53,324	GBP	41,000	Citibank NA	10/22/20	414
USD	35,901,000	EUR	30,290,937	JPMorgan Chase Bank	10/23/20	370,595
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$755,055
					Unrealized Appreciation	801,309
					Unrealized Depreciation	(46,254)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,900,000	$(63,803)	$46,938	$(16,865)
Gas Natural Capital Markets SA	Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 1,250,000	(21,677)	12,951	(8,725)
Telecom Italia SpA	Dec. 2025	Citibank, N.A.	(1%)	Quarterly	EUR 500,000	25,175	(17,768)	7,407
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 300,000	(8,504)	5,620	(2,883)

TOTAL CREDIT DEFAULT SWAPS						$(68,809)	$47,741	$(21,066)

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,523,959 or 6.4% of net assets.

 (d) Security is perpetual in nature with no stated maturity date.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $912,432.

 (f) Non-income producing - Security is in default.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,515
Total	$6,515

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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